SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 2, 1998




                                THE PANTRY, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                  33-72574               56-1574463
(State or other jurisdiction     (Commission File No.)    (I.R.S. Employer
       of incorporation)                                  Identification Number)



                               1801 Douglas Drive,
                                 P.O. Box 1410,
                         Sanford, North Carolina 27330
                    (Address of principal executive offices)


                                 (919) 774-6700
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On July 2, 1998, The Pantry, Inc. (the "Company") acquired, in a negotiated acquisition, certain of the assets of Quick Stop Food Mart, Inc. ("Quick Stop"), including, but not limited to, seventy-five (75) convenience stores located throughout North Carolina and South Carolina. The purchase price was $50,000,000 in cash plus Inventory at Cost (as those terms are defined in the Asset Purchase Agreement dated June 5, 1998 between Quick Stop and the Company (the "Asset Purchase Agreement")). The Company intends to continue to operate the assets of Quick Stop as they have historically been operated.

                  On July 16, 1998, the Company acquired, in a negotiated acquisition, certain of the assets of Stallings Oil Company ("Stallings"), including, but not limited to, forty-one (41) convenience stores located throughout North Carolina and Virginia. The purchase price was $24,149,955 in cash plus Cost of Inventory (as those terms are defined in the Asset Purchase Agreement dated July 6, 1998 between Stallings and the Company (the "Stallings Asset Purchase Agreement")). The Company intends to continue to operate the assets of Stallings as they have historically been operated.

                  The source of funds for each of the above-referenced acquisitions was (i) the Company's bank credit facility (the "Credit Facility") and (ii) an equity contribution to the Company of $25,000,000 in the aggregate by existing stockholders of the Company. In connection with the above-referenced acquisitions, the Credit Facility was amended to increase the amount available to the Company for acquisitions from $30,000,000 to $85,000,000.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     The audited financial statements of Quick Stop as of and for the periods ended December 31, 1995, December 31, 1996 and December 31, 1997, and the Notes thereto, and the unaudited interim financial statements of Quick Stop for the three-month period ended March 31, 1998 will be provided by amendment within 60 days from the date of this report.

     The audited financial statements of Stallings as of and for the period ended October 31, 1997, and the Notes thereto, and the unaudited interim financial statements of Stallings for the five-month period ended March 31, 1998 will be provided by amendment within 60 days from the date of this report.

                  (b)      PRO FORMA FINANCIAL INFORMATION.

     Unaudited pro forma financial statements of the Company, Quick Stop and Stallings for the year ended September 25, 1997, and as of and for the six-month period ended March 31, 1998, will be provided by amendment within 60 days from the date of this report. The unaudited pro forma statement of operations for the year ended September 25, 1997, will include the Company's statement of operations for the year ended September 25, 1997, Quick Stop's statement of operations for the year ended December 31, 1997, and Stallings' statement of operations for the year ended October 31, 1997. The unaudited pro forma financial statements for the latest interim period will include the financial statements of the Company, Quick Stop, and Stallings as of and for the six-month period ended March 31, 1998.

                  (c)      EXHIBITS.

                           Exhibit No.      Description of Exhibit

                           2.1 Asset Purchase Agreement dated June 5, 1998 between Quick Stop and the Company (asterisks located within the exhibit denote information which has been deleted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission)

                           2.2 List of Exhibits and Schedules omitted from the Asset Purchase Agreement referenced in Exhibit 2.1 hereof

                           2.3 Asset Purchase Agreement dated July 6, 1998 between Stallings and the Company (asterisks located within the exhibit denote information which has been deleted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission)

                           2.4 List of Exhibits and Schedules omitted from the Asset Purchase Agreement referenced in Exhibit 2.3 hereof

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:    July 17, 1998

                      THE PANTRY, INC.


                      By:      /s/ William T. Flyg
                              -----------------------
                               William T. Flyg
                               Senior Vice President Finance and Secretary

                                  EXHIBIT INDEX

Exhibit No.                Description of Exhibit
   2.1                     Asset  Purchase  Agreement  dated  June 5,  1998  between  Quick  Stop  and the  Company
                           (asterisks  located  within  the  exhibit  denote  information  which  has been  deleted pursuant  to a  request  for  confidential  treatment  filed  with  the  Securities  and
                           Exchange Commission)

   2.2                     List of Exhibits and Schedules omitted from the Asset Purchase  Agreement  referenced in
                           Exhibit 2.1 hereof

   2.3                     Asset Purchase  Agreement  dated July 6, 1998 between
                           Stallings and the Company (asterisks located within the exhibit denote information which has been deleted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission)

   2.4                     List of Exhibits and Schedules omitted from the Asset Purchase  Agreement  referenced in
                           Exhibit 2.3 hereof